AMENDMENT

to a Committed Revolving Credit Facility Agreement, no. 0106-36-28285, dated November 27th 2013, in the original amount of USD 50,000,000, as amended from time to time, (the "Agreement"), between

(A) Norðurál Grundartangi ehf., reg. no: 570297-2609, as the Borrower, and

(B) Landsbankinn hf., reg. no. 471008-0280, as the Bank and Lender.

The Borrower and the Bank have agreed to make the following amendments to the Agreement:

1. Termination Date

Definition of "Termination Date" in Clause 1.1 of the Agreement shall hereafter be as follows:

"**"Termination Date"**
means December 9th, 2026."

2. Margin

Definition of "Margin" in Clause 1.1 of the Agreement shall hereafter be as follows:

"**"Margin"**
means **3,50%** (three point fifty per cent) per annum."

3. Business Day

Definition of "Business Day" in Clause 1.1 of the Agreement shall hereafter be as follows:

"**"Business Day"**
means a U.S. Government Securities Business Day, and a day on which banks are open in Reykjavík."

4. Interest

4.1. Definitions of **"Daily Simple SOFR"** and **"SOFR"** in Clause 1.1 of the Agreement shall be deleted.

4.2. Definition of **"SOFR Administrator"** in Clause 1.1 of the Agreement shall hereafter be as follows:

"**"SOFR Administrator"**
means CME Group Benchmark Administration Limited as administrator of the forward-looking term SOFR (or a successor administrator)."

4.3. Definition of **"Rate of Interest"** in Clause 1.1 of the Agreement shall hereafter be as follows:

"**"Rate of Interest"**
means the Term SOFR Rate plus the Margin."

4.4. The following definitions shall be added to Clause 1.1 of the Agreement as follows:

"**"Floor"**
means **0.00%** (zero per cent)."

"**"Rate of Interest"**
means the Term SOFR Rate plus the Margin."

"**"Term SOFR Rate"**
means, with respect to any Loan and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator."

"**"Term SOFR Reference Rate"**
means, for any day and time (such day, the "Term SOFR Determination Day"), with respect to any Loan and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Lender as the forward-looking term rate based on SOFR (Secured Overnight Financing Rate).

Notwithstanding the foregoing, if the Term SOFR Reference Rate is less than 0.00%, the Term SOFR Reference Rate shall be deemed equal to the Floor.

If no relevant quotes are available with respect to the Term SOFR Reference Rate, an alternative variable rate shall be reasonably determined by the Lender."

"**"U.S. Government Securities Business Day"**
means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities."

4.5. Clause **7.1. (Rate)** of the Agreement shall hereafter be as follows:

"The rate of interest applicable to the Loan and payable by the Borrower for each Interest Period shall be the Rate of Interest. For all Loans, the amount of interest accrued and payable on the Loans for any day will be equal to the product of (i) the outstanding principal amount of the Loans on such day multiplied by (ii) (a) the Rate of Interest for such day divided by (b) 360."

4.6. Clause **7.4. (Default Interest)** of the Agreement shall hereafter be as follows:

"In the event that the Borrower fails to pay any principal, interest or any other amount due and payable hereunder, or upon the occurrence of Event of Default according to clause 11.1. of this Agreement, the Borrower shall pay interest ("Default Interest" on such amount or accelerated amount from due date or acceleration date until payment is received by the Bank at the rate of the Rate of Interest plus 4.00% (four per cent) per annum."

4.7. All references to **Daily Simple SOFR** or **LIBOR** in the Agreement shall hereafter be to **Term SOFR Rate**.

5. Commitment Fee

Clause **14.4. (Commitment Fee)** of the Agreement shall hereafter be as follows:

"The Borrower shall pay the Bank a commitment fee amounting to **0.40%** (zero point forty per cent) per annum of any undrawn Facility Amount. The commitment fee shall be calculated and payable, in arrears, on a quarterly basis, based on the average undrawn Facility Amount during the immediately preceding quarter."

6. Other Provisions

The Borrower shall pay the Bank an arrangement fee of **USD 200,000 - two hundred thousand United States Dollars**. Furthermore, the Borrower shall pay the bank a documentation fee of **ISK 100,000 - one hundred thousand Icelandic Kronas**. The Borrower agrees that the arrangement fee will be charged to the Borrower's bank account no. 0186-38-100220, and the documentation fee will be charged to the Borrower's bank account no. 0186-26-20.

Otherwise, as not explicitly stated in this amendment, the Agreement, as previously amended, shall be unaffected and continue to be fully enforceable by the Bank. In addition, all security of any kind granted initially in favor of the Bank to secure liability of the Borrower arising under the Agreement (whether or not assigned to the Bank) shall remain fully effective. Such security shall secure all monies owed (now and in the future) by the Borrower to the Bank both under the Agreement as varied by the amendment and under any other document, howsoever arising.

[Signature page follows]

The parties hereto have caused this amendment to be duly executed in Reykjavík on 7 December 2023 with effective date on 31 December 2023.

In confirmation of the above, this document is attested with a hand-written signature and witnessed or signed with a valid electronic signature in accordance with Act No. 55/2019, on Electronic Identification and Trust Services for Electronic Commerce.

On behalf of the Borrower	**On behalf of the Bank**
______________________________	______________________________
______________________________	______________________________

Witnesses to the correct date and signature:

______________________________	______________________________
Name Id. No.	Name Id. No.

Undirritunarsíða

Eftir umboði
Kristinn Bjarnason

Undirritað af:
Kristinn Bjarnason
0508703839
Dags: 27.12.2023
Tími: 09:54:14
Ástæða:
Viðskiptasamningur (viðauki)
Signet ID: dfa47df4-1152-4235-a3fa-b7227f797f2c

F.h. Landsbankans hf.

Undirritað af:
Ólafur Magnús Magnússon
0105693899
Dags: 27.12.2023
Tími: 09:50:15
Ástæða:
Viðskiptasamningur (viðauki)
Signet ID: dfa47df4-1152-4235-a3fa-b7227f797f2c

F.h. Landsbankans hf.

Undirritað af:
Árni Þór Þorbjörnsson
1603702979
Dags: 27.12.2023
Tími: 10:17:42
Ástæða:
Viðskiptasamningur (viðauki)
Signet ID: dfa47df4-1152-4235-a3fa-b7227f797f2c

F.h. Landsbankans hf.

Undirritað af:
Einar Kristján Jónsson
2311734719
Dags: 27.12.2023
Tími: 11:32:35
Ástæða:
Viðskiptasamningur (viðauki)
Signet ID: dfa47df4-1152-4235-a3fa-b7227f797f2c